Exhibit 99.1

This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  These forward-looking statements reflect the current views of the management of Equity Bancshares, Inc. (“Equity,” “we,” “us,” “our,” “the company”) with respect to, among other things, future events, and Equity’s financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “forecast,” “goal,” “target,” “would” and “outlook,” or the negative variations of those words or other comparable words of a future or forward-looking nature.  These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about Equity’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond Equity’s control. Accordingly, Equity cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although Equity believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements.  Factors that could cause actual results to differ materially from Equity’s expectations include competition from other financial institutions and bank holding companies; the effects of and changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board; changes in the demand for loans; fluctuations in value of collateral and loan reserves; inflation, interest rate, market and monetary fluctuations; changes in consumer spending, borrowing and savings habits; and the ability to successfully implement integration strategies or to achieve expected synergies and operating efficiencies within the expected time-frames or at all; and similar variables. The foregoing list of factors is not exhaustive. For discussion of these and other risks that may cause actual results to differ from expectations, please refer to “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in Equity’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 6, 2026, as amended, and any updates to those risk factors set forth in Equity’s subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. If one or more events related to these or other risks or uncertainties materialize, or if Equity’s underlying assumptions prove to be incorrect, actual results may differ materially from what Equity anticipates. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and Equity does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. New risks and uncertainties arise from time to time and it is not possible for us to predict those events or how they may affect us. In addition, Equity cannot assess the impact of each factor on Equity’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements, expressed or implied, included in this presentation are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that Equity or persons acting on Equity’s behalf may issue. Non-GAAP Financial Measures This presentation contains certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures.  Reconciliations of non-GAAP financial measures to GAAP financial measures are provided at the end of this presentation.  Numbers in the presentation may not sum due to rounding. Forward-looking Statements

Agenda 1 WELCOME & INTRODUCTION Brad Elliott — Chairman & CEO, Equity Bancshares, Inc. 2 PROFITABILITY Chris Navratil — CFO 3 TANGIBLE BOOK VALUE Chris Navratil — CFO 4 ORGANIC GROWTH Rick Sems — CEO, Equity Bank 5 MERGERS & ACQUISITIONS Brad Elliott — Chairman & CEO, Equity Bancshares, Inc. 6 7 TEAM MEMBERS WHO THINK LIKE OWNERS Rick Sems — CEO, Equity Bank 8 CREDIT QUALITY & DIVERSIFICATION Rick Sems — CEO, Equity Bank 9 LOW-COST CORE DEPOSITS Rick Sems — CEO, Equity Bank 10 STRONG CAPITAL Brad Elliott — Chairman & CEO, Equity Bancshares, Inc. 11 SHAREHOLDER RETURNS Brad Elliott — Chairman & CEO, Equity Bancshares, Inc. TECH FOCUSED OPERATING EFFECTIVENESS Julie Huber — COO, Equity Bank

Chairman & CEO, Equity Bancshares, Inc.

STRATEGIC EXECUTION OF ACQUISITIONS EQBK Growth Since 2010 OVERVIEW $7.7B TOTAL ASSETS $5.4B TOTAL LOANS $6.3B TOTAL DEPOSITS $1.0B MARKET CAPITALIZATION1 8.99% TANGIBLE COMMON EQUITY / TANGIBLE ASSETS2 11.54% COMMON EQUITY TIER 1 14.36% TOTAL RISK-BASED CAPITAL $32.58 TANGIBLE BOOK VALUE PER SHARE2 Most Recent Acquisition: Frontier Bank Merger Closed on January 1, 2026 Equity Bancshares, Inc.| NYSE: EQBK Market Capitalization as of 6/12/2026 Non-GAAP Financial Measure. Refer to the Non-GAAP reconciliation at the end of this presentation. Compound Annual Growth Rate since 2010 # of acquisitions based on date of completion. # of Acquisitions4 EQBK Total Assets ($M) 1 1 1 3 3 1 1 1 2 1 Total Asset – CAGR +19.7% Total Acquisitions 15 Avg. TBV Earnback 2 YEARS Avg. EPS Accretion 8%

Equity Bancshares, Inc.| Markets Source: S&P Capital IQ, FDIC Deposit Market data as of 6/30/25. Market rank is based on counties with a EQBK physical presence. 1) Iowa location: loan production office Source: S&P Capital IQ, Deposit Market data as of 6/30/25. Market rank is based on counties with a EQBK physical presence. 1) Iowa location: loan production office MARKET SHARE KANSAS #6 Market Rank $2.5B Market Deposits 3.93% Market Share OKLAHOMA #10 Market Rank $1.3B Market Deposits 1.53% Market Share MISSOURI #8 Market Rank $1.0B Market Deposits 1.50% Market Share NEBRASK #9 Market Rank $1.1B Market Deposits 2.12% Market Share ARKANSAS #10 Market Rank $319M Market Deposits 2.56% Market Share MARKET FOOTPRINT1 Expansion into focus markets of Omaha and Lincoln, create a network that is both diverse and complementary to EQBK’s legacy franchise

Equity Bancshares, Inc.| Leadership Team NYSE: EQBK Brad Elliott Chairman & CEO Equity Bancshares, Inc. Founded Equity Bank in 2002 and has led the organization to nearly $8B in assets through disciplined organic growth and over a dozen strategic acquisitions. Named a 2018 EY Entrepreneur of the Year National Finalist and recognized as Most Influential CEO by the Wichita Business Journal in 2014. Rick Sems Chief Executive Officer Equity Bank Equity Bank CEO since May 2024, having joined as President in May 2023. Prior to Equity, Rick served as Chief Banking Officer of First Bank in St. Louis and as President & CEO of Reliance Bank, bringing deep commercial banking leadership to the organization. Chris Navratil Chief Financial Officer Chief Financial Officer since August 2023. Previously served as Bank CFO and spent seven years within the Financial Institution Audit Practice at Crowe LLP, bringing rigorous financial reporting and regulatory expertise to the executive team. Julie Huber Chief Operating Officer Chief Operating Officer since May 2024. Held a variety of senior leadership roles at Equity Bank overseeing operations, HR, compliance, and sales and training. Served as the primary integration lead for each of the bank's acquisitions. Brett Reber General Counsel Prior to joining Equity Bank, served as Managing Member of Wise & Reber, L.C. Brett has practiced corporate and business law for more than 30 years, providing legal counsel across the full spectrum of the bank's corporate, regulatory, and transactional matters. Krzysztof Slupkowski Chief Credit Officer Chief Credit Officer since September 2023. Previously served as Metro Market CCO at Equity Bank since 2018 and held various credit leadership roles at Commerce Bancshares, bringing strong portfolio risk discipline to the organization. David Pass Chief Information Officer Previously served in senior IT leadership positions at UMB Financial Corporation and CoBiz Financial, overseeing technology strategy, core systems, and digital infrastructure across complex multi-bank organizations.

A Year of Transformation Non-GAAP Financial Measure. Refer to the Non-GAAP reconciliation at the end of this presentation. Over the past twelve months, we have fundamentally reshaped the scale, scope and balance sheet of Equity Bank. Through a strategic acquisition strategy, we expanded our footprint and accelerated growth. At the same time, our core franchise continued to perform, as organic growth continued to contribute, validating the strength of our existing foundation. These numbers don't just reflect progress; they reflect transformation. TOTAL ASSETS 2025 Q1 – 2026Q1 COMMON SHARES OUTSTANDING 2025Q1 – 2026Q1 CORE EARNINGS PER SHARE1 2025 – 2026E FY 41% Growth 19% Growth 24% Growth

A Year of Transformation Non-GAAP Financial Measure. Refer to the Non-GAAP reconciliation at the end of this presentation. Over the past twelve months, we have fundamentally reshaped the scale, scope and balance sheet of Equity Bank. Through a strategic acquisition strategy, we expanded our footprint and accelerated growth. At the same time, our core franchise continued to perform, as organic growth continued to contribute, validating the strength of our existing foundation. These numbers don't just reflect progress; they reflect transformation. EARNINGS PER SHARE 2025 Q1 – 2026Q1 BOOK VALUE PER SHARE 2025 Q1 – 2026Q1 RETURN ON AVERAGE ASSETS 2025 Q1 – 2026Q1 RETURN ON AVERAGE EQUITY 2025 Q1 – 2026Q1 1 1 1 1

A Year of Transformation Non-GAAP Financial Measure. Refer to the Non-GAAP reconciliation at the end of this presentation. Over the past twelve months, we have fundamentally reshaped the scale, scope and balance sheet of Equity Bank. Through a strategic acquisition strategy, we expanded our footprint and accelerated growth. At the same time, our core franchise continued to perform, as organic growth continued to contribute, validating the strength of our existing foundation. These numbers don't just reflect progress; they reflect transformation. NET INTEREST MARGIN 2025 Q1 – 2026Q1 NONINTEREST EXPENSE / AVERAGE ASSETS 2025 Q1 – 2026Q1 EFFICIENCY RATIO 2025 Q1 – 2026Q1 1

SHARE PRICE $48.39 as of 6/12/2026 5-YEAR CHANGE 55.85% vs. 21.90% on KRX 3-YEAR CHANGE 92.94% vs. 52.57% on KRX MARKET CAP. $1.0B PRICE / 2026E EPS 9.58x PRICE / TBV 1.50x Historical Stock Performance Source: S&P Global Market Intelligence. Market Data as of 6/12/2026 .

PRICE TO 2026 EPS PRICE TO TANGIBLE BOOK VALUE Pricing Multiples vs Proxy Peer Group Source: S&P Capital IQ. Market Data as of 6/12/2026 .

Compounding Earnings Per Share through Strategic M&A and Organic Growth Past Results are not necessarily indicative of future performance. Figures presented represent forward looking statements and are not guarantees of future performance and are subject to certain risks, assumptions and uncertainties that are difficult to predict. Please see the forward-looking statements disclaimers at the beginning of the presentation. Non-GAAP Financial Measure. Source: S&P Global Market Intelligence. Core income, on a diluted per-share basis. Core income is net income after taxes and before extraordinary items, less net income attributable to noncontrolling interest, gain on the sale of held to maturity and available for sale securities, amortization of intangibles, goodwill and nonrecurring items. A proven 10.98% Compound Annual Growth Rate since IPO in 2015. Driven by strategic acquisitions and organic growth. CORE EARNINGS PER SHARE1 - 2015 – 2026E FY IPO CAGR 10.98% COMPOUND ANNUAL GROWTH RATE SINCE IPO

Per Share Long-Term Value Drivers

CORE EARNINGS PER SHARE CAGR
IPO TO CURRENT



10.98%
CORE EPS CAGR
$1.59
$5.00
2015
2026E FY

REVENUE PER SHARE CAGR[1,2]



1 YEAR
5.80%
10.60%
EQBK
Peer
3 YEAR
6.90%
3.90%
EQBK
Peer
5 YEAR
7.10%
5.40%
EQBK
Peer
10 YEAR
6.30%
5.80%
EQBK
Peer

CORE PTPP EARNINGS PER SHARE CAGR[1,2]



1 YEAR
12.50%
17.40%
EQBK
Peer
3 YEAR
13.00%
6.00%
EQBK
Peer
5 YEAR
11.40% 3
4.30%
EQBK
Peer
10 YEAR
7.80%
6.10%
EQBK
Peer

Source: S&P Global Market Intelligence and FactSet. Note: Revenue and Core PTPP per share are based on last-twelve-month periods.

1) Non-GAAP Financial Measure. Net interest income, on a fully tax-equivalent basis if available, fees and other noninterest income, net of non-credit-related expenses. Represents earnings capacity that can be applied to capital or loan losses.
2) Proxy group as defined in DEF 14A on 3/12/26. Excludes Guaranty Bancshares, Inc and MidWestOne Financial Group, Inc. due to being acquired.
3) Excludes one-time goodwill impairment in Q3'20 of $99.5 million.

EQUITY BANCSHARES, INC.
17

Yields & Costs Source: S&P Global Market Intelligence. (1) Proxy group as defined in DEF 14A on 3/12/26. Excludes Guaranty Bancshares, Inc and MidWestOne Financial Group, Inc. due to being acquired. NET INTEREST MARGIN IPO TO CURRENT EQUITY BANCSHARES, INC. PROXY PEER MEDIAN COST OF INTEREST-BEARING DEPOSITS IPO TO CURRENT COST OF TOTAL DEPOSITS IPO TO CURRENT YIELD ON TOTAL LOANS IPO TO CURRENT YIELD ON INTEREST-EARNING ASSETS IPO TO CURRENT

Yields & Costs Source: S&P Global Market Intelligence. (1) Proxy group as defined in DEF 14A on 3/12/26. Excludes Guaranty Bancshares, Inc and MidWestOne Financial Group, Inc. due to being acquired. Trended since IPO COST OF INTEREST-BEARING DEPOSITS IPO TO CURRENT COST OF TOTAL DEPOSITS IPO TO CURRENT YIELD ON TOTAL LOANS IPO TO CURRENT YIELD ON INTEREST-EARNING ASSETS IPO TO CURRENT EQBK Peer Median

Compounding Tangible Book Value Per Share

Since IPO, Tangible Book Value increased $16.61 from $15.97 to $32.58

TANGIBLE BOOK VALUE PER SHARE[1] | IPO TO CURRENT



$41.84
9.90%
TBVPS + DPS + SHARE REPURCHASED CAGR[2]
$6.92
$2.34
$32.58
7.20%
TBVPS CAGR
$15.97
2015
Q1 2026

TBVPS + DIVIDEND PER SHARE CAGR[3]



1 YEAR
7.10%
15.00%
EQBK
Peer
3 YEAR
14.30%
12.90%
EQBK
Peer
5 YEAR
7.50%
9.00%
EQBK
Peer
10 YEAR
7.80%
9.90%
EQBK
Peer

1) Tangible Book Value per common share. Non-GAAP Measure. For a reconciliation of Non-GAAP measures, please see appendix.
2) Tangible Book Value per common share + Cumulative Dividend per share (DPS) + Cumulative Share Repurchased. Dividends are from 1/1/2016-3/31/2026. Shares Repurchased are starting from the 2019 repurchase plan. Shares repurchased is 4,831,023 @ $29.74.
3) Source: S&P Global Market Intelligence. Proxy group as defined in DEF 14A on 3/12/26. Excludes Guaranty Bancshares, Inc and MidWestOne Financial Group, Inc. due to being acquired.

Equity Bancshares, Inc.
21

Organic Growth Strategy

Deploy four organic growth engines simultaneously; Retail Banking, Commercial Banking, Fee Income, and Small Business. Each with dedicated leadership and clear execution milestones. Commercial asset generation markets: Kansas City · Tulsa · Wichita · Oklahoma City · Omaha · Lincoln · Des Moines + NW Arkansas.

RETAIL BANKING

Providing products & services to Community Markets they may not have had before.
Pricing discipline continues. Brilliant Bank platform enables bifurcated, market-by-market pricing.
Optimizing our retail process through automation, AI, and data analytics.

EXECUTION

- ✓ Checking account growth — DDA-first strategy
- ✓ Brilliant Bank platform — bifurcated pricing by market
- ✓ Data-driven marketing — cost of household acquisition declining
- ✓ Continued pricing discipline across all deposit products
- ▶ New products deployed into Community Markets
- ▶ Customer service metrics — leading indicator, F.I.R.S.T. priority
- ▶ Automated account opening — remaking the process
- ◆ AI + data-driven targeted calling & product offerings — supercharged

COMMERCIAL BANKING

Build the type of bankers you find at an upmarket bank — consultative, active callers with pipeline discipline.
New Market Presidents in Omaha, Lincoln, Wichita and OKC.
Asset generation is commercial. Continuing to add bankers in Omaha, OKC and Lincoln.

EXECUTION

- ✓ New Market Presidents: Omaha · Lincoln · Wichita · OKC
- ✓ New bankers added — 17 hires across all markets YTD
- ✓ Des Moines LPO opened — Continue to build out team.
- ✓ Yield floors expanded + prepayment penalties on fixed-rate (3–5 yrs)
- ▶ Calling metrics enforced — activity + pipeline discipline
- ▶ Consultative banker model — upmarket capability standard
- ▶ Continuing to add bankers in Omaha · OKC · Lincoln
- ◆ NW Arkansas LPO — Bentonville/Springdale/Fayetteville corridor

FEE INCOME

Targeted growth by line:
TM (commercial) +10–15%
Wealth +15–25%
Mortgage +20%

Wealth expanded into Arkansas. Adding in Nebraska and KC — Community Markets where competition is lighter and EQBK wins.

EXECUTION

- ✓ Head of Treasury Management hired & in seat
- ✓ TM officers added — 5 new TMOs across markets
- ✓ Wealth Management added in Arkansas — Community Market win
- ▶ TM (commercial) — target +10–15% growth
- ▶ Wealth Management — target +15–25% growth
- ▶ Mortgage — relationship-driven restart, +20% target
- ▶ Merchant Services — supercharging existing platform
- ◆ Wealth expanding into Nebraska & Kansas City markets

SMALL BUSINESS

Dedicated leader, team being built.
Reimagined approval process — decisioning in minutes for the majority of clients. Deposit and TM-first, not credit-first. Metro and new markets focus — not a community market rollout.

EXECUTION

- ✓ Small Business leader hired — team being built
- ✓ Metro Market Focus: KC · Tulsa · Wichita · OKC · Omaha · Lincoln · Des Moines
- ▶ Approval process reimagined — majority decided in minutes
- ▶ Deposit & TM-first — not a credit-first business
- ▶ Merchant Services integration for small business clients
- ◆ NW Arkansas — LPO + new regional HQ building in development

✓ COMPLETE | ▶ IN PROGRESS / 2026 | ◆ 2027 & BEYOND

EQUITY BANCSHARES, INC.
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KIRKSVILLE MARKET – SINCE ACQUISITION Bank of Kirksville Kirksville absorbed post merger run-off and rebuilt within a 2-year window, while expanding loan-to-deposit spread

Kansas City + Wichita At a 10.0% CAGR since 2017, Kansas City and Wichita is the blueprint for what Oklahoma City and Omaha-Lincoln can become TOTAL LOANS KANSAS CITY + WICHITA MARKET 10.0% COMPOUND ANNUAL GROWTH RATE SINCE 2017

Metro Markets

Equity Bank's metro markets pair nationally ranked livability with diverse, durable economies; spanning corporate headquarters, aerospace, energy, financial services, and capital-city employment anchors.

KANSAS CITY

~2.3M Market Population

$89.5K Median HHI Income



2.73%
11.88%
2026 - 2031 Population Growth
2026 - 2031 HHI Growth

#10 Best Cities to Live In *(Niche)*

WICHITA

~665K Market Population

$73.1K Median HHI Income



2.16%
9.82%
2026 - 2031 Population Growth
2026 - 2031 HHI Growth

#4 Best Cities to Move To *(Forbes)*

OMAHA

~1M Market Population

$91.3K Median HHI Income



3.29%
10.93%
2026 - 2031 Population Growth
2026 - 2031 HHI Growth

#1 Best Cities to Move To *(Forbes)*

LINCOLN

~354K Market Population

$79.5K Median HHI Income



3.13%
12.56%
2026 - 2031 Population Growth
2026 - 2031 HHI Growth

#6 Best State Capital to Live In *(WalletHub)*

OKLAHOMA CITY

~1.5M Market Population

$76.7K Median HHI Income



3.85%
9.96%
2026 - 2031 Population Growth
2026 - 2031 HHI Growth

#2 Best Big Cities to Live In *(US News)*

COMPANIES HEADQUARTERED & LARGEST EMPLOYERS

Kansas City: The University of Kansas Health System, Garmin, Honeywell, Burns McDonnell, Saint Luke's Health System

Wichita: Koch, Boeing, Ascension Via Christi, Cessna, Beechcraft by Textron Aviation, Wichita State University

Omaha: Werner, Union Pacific, CHI Health, Nebraska Medicine, Berkshire Hathaway Inc.

Lincoln: hudl, Crete Carrier Corporation, Duncan Aviation, Kawasaki, University of Nebraska Lincoln

Oklahoma City: expand, Mercy, paycom, devon, Love's

Source: S&P Global Market Intelligence and Claritas. Demographic data is provided by Claritas based primarily on US Census data. Niche, Forbes, US News & World Report, WalletHub.

Equity Bancshares, Inc.
26

Asset Growth Driven by Strategic M&A and Organic Growth Past Results are not necessarily indicative of future performance. Figures presented represent forward looking statements and are not guarantees of future performance and are subject to certain risks, assumptions and uncertainties that are difficult to predict. Please see the forward-looking statements disclaimers at the beginning of the presentation. A proven 16.62% Compound Annual Growth Rate since IPO in 2015. Driven by strategic acquisitions and organic growth. TOTAL ASSETS - 2015 – 2026Q1 IPO CAGR 16.62% COMPOUND ANNUAL GROWTH RATE SINCE IPO

Execution on M&A Strategy

STRATEGIC ASSET GENERATION

Opportunity for long-term above-average asset growth with EQBK standard structures and pricing. In addition, Treasury Management fee income opportunities are embedded from day one, clients are onboarded to full operating relationships at acquisition.

DEAL EXAMPLES	TARGET MARKETS
Frontier Bank	Omaha, NE
NBC Oklahoma	Lincoln, NE
	Oklahoma City, OK

STRATEGIC DEPOSIT PLAY

Strong, low-cost, sticky and steady deposit base acquired at below-market cost. Opportunity to slow-play fee income and enhance asset structure and pricing over time as the portfolio reprices to EQBK standards. Community franchise depth is the asset.

DEAL EXAMPLE	DEPOSIT FRANCHISE
Frontier Bank	Community Nebraska Markets
NBC Oklahoma	Community Oklahoma Markets
Bank of Kirksville	Kirksville, MO

OPPORTUNISTIC

Significant cost reductions and/or adding both assets and liabilities into existing markets. Ability to significantly improve underperforming banks that have the right franchise bones, market presence, core deposits, and relationships that EQBK can enhance.

DEAL EXAMPLE	TARGET PROFILE
Bank of Kirksville	Existing EQBK footprint markets
Kansasland Bank	In-market density bolt-ons
	Underperforming community banks

STRATEGIC EXECUTION OF ACQUISITIONS
EQBK Growth Since 2010

Total Asset – CAGR	+19.7%
Total Acquisitions	15
Avg. TBV Earnback	2 YEARS
Avg. EPS Accretion	8%



Most Recent Acquisition:
Frontier Bank
Merger Closed on January 1, 2026
$492
$610
$1,189
$1,140
$1,175
$1,586
$2,192
$3,171
$4,062
$3,950
$4,013
$5,138
$4,982
$5,035
$5,332
$6,373
$7,667
1
1
1
3
3
1
1
2
1
1
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
EQBK Total Assets ($M)
# of Acquisitions4

EQUITY BANCSHARES, INC.
29

History of M&A Execution

Fourteen completed acquisitions since 2015, consistent pricing discipline, fast closes, and rapid core conversions.

	First Ind. Corp.	Community First Bancshares	Prairie State Bancshares	Eastman National Bancshares	Cache Holdings	Kansas Bank Corporation	Adams Dairy Bancshares	City Bank & Trust Company	Almena State Bank	American State Bancshares	Rockhold Bancorp.	Kansasland Bancshares	NBC Corp. of Oklahoma	Frontier Holdings
Total Assets ($m)	**$135**	**$463**	**$147**	**$261**	**$325**	**$322**	**$111**	**$157**	**$71**	**$781**	**$406**	**$52**	**$903**	**$1,400**
Ann. Date	7/28/2015	7/14/2016	10/20/2016	7/17/2017	7/17/2017	12/18/2017	12/18/2017	6/12/2018	10/23/2020	5/17/2021	12/6/2023	4/22/2024	4/2/2025	9/2/2025
Days to Close	73	119	141	116	116	137	137	72	N/A[1]	137	65	70	90	120
Days to Convert	At Close	At Close	At Close	At Close	At Close	At Close	At Close	54	85	At Close	92	54	52	44

Pricing Multiples

P / TBV	1.05x	1.53x	1.40x	1.76x	1.77x	1.41x	1.53x	1.41x	N/A	1.11x	1.27x	NM	1.45x	1.23x
Core Deposit Premium	0.8%	6.7%	6.6%	9.8%	11.0%	6.3%	7.7%	6.1%	1.0%	1.2%	2.8%	NM	4.0%	2.9%

Transaction Impact

EPS Impact	11%	26%	5%	9%	7%	3%	1%	5%	2%	16%	12%	1%	4.6%	7.7%
TBV Impact	Accretive	(9%)	(1%)	(3%)	(2%)	(2%)	(1%)	(3%)	Accretive	(4%)	(4%)	(0%)	(5%)	(4%)
TBV Earnback	Bargain Purchase	3.5 yrs	1.4 yrs	2.8 yrs	2.8 yrs	2.8 yrs	2.7 yrs	2.8 yrs	Bargain Purchase	2.9 yrs	1.3 yrs	0.3 yrs	2.8 yrs	2.8 yrs

Note: Transaction impact assumes cost savings are fully realized.
1) FDIC deal closed on date of announcement.

Equity Bancshares, Inc.
30

Robust Acquisition Opportunities Source: S&P Global Market Intelligence ASSET SIZE <$300M $300M - $1B $1B - $2B Kansas 120 49 10 Missouri 100 64 18 Arkansas 28 28 10 Oklahoma 94 54 15 Nebraska 80 42 13 Iowa 132 70 15 Total 554 307 81 NUMBER OF BANKS < $2B IN ASSETS Over 940 banks with assets less than $2B in our operating footprint and potential markets of expansion NUMBER OF BANKS < $2B BY TRANCHE EQBK FOOTPRINT

A Disciplined, Repeatable Approach Effective execution at every layer, from strategic fit through integration Integration Planning & Execution A clear integration strategy, consistent and transparent communication, and disciplined change-management. Strong Regulatory Relationships Earned by being a reliable, consistent acquirer — supporting smoother approvals and a clean compliance record. Strategic Fit & Alignment Alignment with our long-term vision and strategic goals, strong cultural fit, and thorough due diligence. M&A

Deploying Technology & AI

AI at scale: adopted, applied, and governed

AI-LICENSED USERS

- 708 Copilot
- 120 Claude

OTHER SOLUTIONS

Coverbase
Nasdaq Verafin

35-40%
FASTER LOAN REVIEW
ON LEGACY EQUITY PORTFOLIO

~$500K
SAVINGS ON PLACEMENT FEE
AI-ASSISTED, IN-HOUSE SOURCING OF TALENT

~5 min
INITIAL RISK REVIEW PRODUCTION
THIRD PARTY RISK MANAGMENT

AI GOVERNANCE COMMITTEE

- ✓ Centralized oversight & control of how AI is built, deployed & used
- ✓ Reviews new use cases; validates the models & vendors behind them
- ✓ Approves all AI-generated output, a human in the loop at every step
- ✓ Captures efficiency gains with full risk & regulatory discipline

Live
IN PRODUCTION · 1H 2026

- ✓ Retail AI Assistant – internal use
- ✓ Human Resources AI Assistant
- ✓ Loan Review – streamlining production to focus effort on review and decisioning
- ✓ Third Party Risk Management – automate diligence review production and round-the-clock monitoring
- ✓ Financial crime initial reviews

In Process
BUILDING NOW

- ✓ Customer Care AI Assistant – internal use
- ✓ Operations AI Assistant
- ✓ Credit spread & narrative production for loan packets. Reduce time to produce and focus effort on review and decisioning.
- ✓ Acquired and Target loan portfolio review – automate line sheet documentation to focus effort on review and decisioning.

Next Phase
ON THE ROADMAP

- ✓ Small business loan process automation
- ✓ SAR narratives – streamline production and focus effort on review and validation

EQUITY BANCSHARES, INC.
34

Operating Efficiency 1) Non-GAAP Financial Measure. Noninterest expense excludes any non-recurring expenses including merger expenses, goodwill impairment and loss of debt extinguishment. CORE NONINTEREST EXPENSE / AVERAGE ASSETS1 IPO TO CURRENT EQUITY BANCSHARES, INC. PROXY PEER MEDIAN EFFICIENCY RATIO1 IPO TO CURRENT EQUITY BANCSHARES, INC. PROXY PEER MEDIAN

Employees Who Think Like Owners Creating a culture of ownership to improve client experience 275 PARTICIPANTS IN EMPLOYEE STOCK PURCHASE PLAN 34% OTHER AVENUES OF OWNERSHIP: Restricted Stock Units Performance Restricted Stock Units Non-qualified Stock Options Performance Stock Options 67% OF EMPLOYEES ARE OWNERS IN EQBK

Credit Concentration NOO-CRE MULTI-FAMILY NOO-CRE NOO-CRE NON-FARM / NON RESIDENTIAL NOO-CRE CONSTRUCTION

NON-PERFORMING ASSETS / AVERAGE ASSETs NET CHARGE-OFFS / AVERAGE LOANS Credit Quality

Deposit Franchise by Market Source: S&P Global Market Intelligence, Market Demographics (deposit data as of June 2025). Rank and market share are market-specific and not additive; the Other Markets and Total rows show only summable figures (branches, deposits, % of franchise). “Other Markets” comprises the 18 remaining MSAs plus 16 non-MSA community markets so the franchise reconciles to 100%. Excludes LPOs. Top 4 Markets account for 39.6% of EQBK Deposits WICHITA, KS OKLAHOMA CITY, OK KANSAS CITY, MO-KS OMAHA, NE-IA 16.5% % OF FRANCHISE Deposits $1.02B Branches 8 Rank #6 Mkt share 4.6% 8.4% % OF FRANCHISE Deposits $516M Branches 2 Rank #18 Mkt share 0.9% 7.4% % OF FRANCHISE Deposits $453M Branches 7 Rank #28 Mkt share 0.5% 7.3% % OF FRANCHISE Deposits $450M Branches 1 Rank #15 Mkt share 1.1% MARKET MARKET RANK BRANCHES DEPOSITS ($000) DEPOSIT MARKET SHARE % OF FRANCHISE Top 4 Markets (shown above) — 18 2,435,672 — 39.6% Kirksville, MO 1 4 246,789 28.1% 4.0% Ponca City, OK 3 5 234,741 17.9% 3.8% Lincoln, NE 15 2 228,449 1.5% 3.7% Salina, KS 5 2 214,658 9.5% 3.5% Liberal, KS 1 4 205,085 40.9% 3.3% Harrison, AR 3 2 163,814 12.0% 2.7% Other Markets (34 markets) — 49 2,422,483 — 39.4% Total Franchise — 86 6,151,691 — 100.0%

Low-Cost Core Deposits COST OF INTEREST-BEARING DEPOSITS IPO TO CURRENT EQUITY BANCSHARES, INC. PROXY PEER MEDIAN COST OF TOTAL DEPOSITS IPO TO CURRENT EQUITY BANCSHARES, INC. PROXY PEER MEDIAN

Kansas City + Wichita At a 5.9% CAGR since 2017, Kansas City and Wichita is the blueprint for what Oklahoma City and Omaha-Lincoln can become TOTAL DEPOSITS KANSAS CITY + WICHITA MARKET 5.9% COMPOUND ANNUAL GROWTH RATE SINCE 2017

Enhancing Profitability through Strategic Initiatives 1 Capital Priorities Maintain well capitalized regulatory levels Capacity for organic growth Merger & acquisitions Dividend payout ratio targeted at 10-20% Common stock repurchases CAPITAL RATIOS EQUITY BANCSHARES, INC. WELL CAPITALIZED DIVIDENDS DECLARED PER SHARE & DIVIDEND PAYOUT RATIO SHARES REPURCHASED (000s) WEIGHTED AVERAGE PRICE PER SHARE 1) Non-GAAP Financial Measure. Refer to the Non-GAAP reconciliation at the end of this presentation.

CAPITAL MARKETS ACQUISITIONS $92M Capital Raise December 2024 (deployed $50 million in subsequent acquisitions) $75M Subordinated Debt September 2025 (refinanced 2020 offering) $900M NBC Oklahoma July 2025 $1.4B Frontier Bank January 2026 Focused on Strategic Initiatives +12.4% +17.0% +23.6% INVESTMENT PORTFOLIO REPOSITIONING ORGANIC EXPANSION $359M Book Value Sold September 2025 Opened Loan Production Office in West Des Moines, Iowa STRATEGIC IMPACT ON 2026FY

Non-GAAP reconciliations Calculations of tangible common equity and related measures Quarter Ended March 31, 2026 December 31, 2025 September 30, 2025 June 30, 2025 March 31, 2025 Total stockholder's equity $817,610 $732,054 $711,892 $635,636 $617,324 Goodwill (104,958) (82,101) (77,573) (53,101) (53,101) Core deposit intangibles, net (30,536) (21,634) (22,895) (12,908) (13,924) Naming rights, net (5,629) (5,703) (5,778) (5,852) (5,926) Tangible Common Equity $676,487 $622,616 $605,646 $563,775 $544,373           Common shares outstanding at period end 20,767,023 18,944,987 19,111,084 17,527,191 17,522,994 Diluted common shares outstanding at period end 20,946,924 19,196,160 19,279,741 17,680,489 17,652,110           Book value per common share $39.37 $38.64 $37.25 $36.27 $35.23 Tangible book value per common share $32.58 $32.86 $31.69 $32.17 $31.07 Tangible book value per diluted common share $32.30 $32.43 $31.41 $31.89 $30.84                         Total assets $7,667,370 $6,373,172 $6,365,631 $5,373,837 $5,446,100 Goodwill (104,958) (82,101) (77,573) (53,101) (53,101) Core deposit intangibles, net (30,536) (21,634) (22,895) (12,908) (13,924) Naming rights, net (5,629) (5,703) (5,778) (5,852) (5,926) Tangible assets $7,526,247 $6,263,734 $6,259,385 $5,301,976 $5,373,149           Total stockholders' equity to total assets 10.66% 11.49% 11.18% 11.83% 11.34% Tangible common equity to tangible assets 8.99% 9.94% 9.68% 10.63% 10.13% ($ in thousands, except per share data)

Non-GAAP reconciliations

Calculations of return on average tangible common equity and efficiency ratio

($ in thousands, except per share data)	Quarter Ended March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025
Total average stockholders' equity	$841,838	$725,651	$715,319	$627,103	$605,917
Average intangible assets	(141,742)	(108,779)	(95,046)	(72,406)	(72,389)
Average tangible common equity	**$700,096**	**$616,872**	**$620,273**	**$554,697**	**$533,528**
Net income (loss) allocable to common stockholders	16,966	22,084	(29,663)	15,264	15,041
Net gain on acquisition	-	-	-	-	-
Net (gain) loss on securities transactions	108	(154)	53,352	(12)	(12)
Merger expenses	5,725	1,481	6,163	355	66
Loss on debt extinguishment	-	-	-	1,361	-
Day 2 Merger provision	6,099	-	6,228	-	-
Amortization of intangible assets	2,056	1,390	1,312	1,145	1,144
Tax effect of intangible assets amortization	(2,937)	(571)	(14,082)	(598)	(252)
Core net income (loss) allocable to common stockholders	**$28,017**	**$24,230**	**$23,310**	**$17,515**	**$15,987**
Return on total average stockholders' equity (ROAE) annualized	**8.17%**	**12.07%**	**(16.45)%**	**9.76%**	**10.07%**
Average tangible common equity	**$700,096**	**$616,872**	**$620,273**	**$554,697**	**$533,528**
Average impact from core earnings adjustments	2,476	1,073	26,487	1,126	473
Core average tangible common equity	**$702,572**	**$617,945**	**$646,760**	**$555,823**	**$534,001**
Return on total average tangible common equity (ROATCE) annualized	**10.77%**	**14.91%**	**(18.31)%**	**11.69%**	**12.12%**
Core return on total average tangible common equity (CROATCE) annualized	**16.10%**	**15.56%**	**14.30%**	**12.64%**	**12.14%**
Non-interest expense	$54,969	$46,857	$49,082	$40,001	$39,050
Merger expense	(5,725)	(1,481)	(6,163)	(355)	(66)
Amortization of intangible assets	(2,056)	(1,390)	(1,312)	(1,145)	(1,144)
Loss on debt extinguishment	-	-	-	(1,361)	0
Adjusted non-interest expense	$47,188	$43,716	$41,607	$37,140	$37,840
Net interest income	$73,664	$63,502	$62,485	$49,802	$50,292
Non-interest income	9,487	9,532	(44,479)	8,589	10,330
Net gains (losses) from securities transactions	108	(154)	53,352	(12)	(12)
Adjusted non-interest income	$9,595	$9,378	$8,873	$8,577	$10,318
Net interest income plus adjusted non-interest income	**$83,259**	**$72,880**	**$71,358**	**$58,379**	**$60,610**
Non-interest expense to net interest income plus non-interest income	**66.11%**	**63.79%**	**272.59%**	**68.51%**	**64.42%**
Efficiency ratio	**56.68%**	**59.98%**	**58.31%**	**63.62%**	**62.43%**
Average Assets	$7,451,709	$6,141,284	$6,084,961	$5,206,950	$5,212,417
Core non-interest expense to average assets	**2.57%**	**2.82%**	**2.71%**	**2.86%**	**2.94%**

EQUITY BANCSHARES, INC.
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Non-GAAP reconciliations Calculations of return on average assets, average equity and operating income Quarter Ended March 31, 2026 December 31, 2025 September 30, 2025 June 30, 2025 March 31, 2025 Net income (loss) allocable to common stockholders 16,966 22,084 (29,663) 15,264 15,041 Amortization of intangible assets 2,056 1,390 1,312 1,145 1,144 Tax effect of adjustments (432) (292) (276) (240) (240) Adjusted net income allocable to common stockholders $18,590 $23,182 $(28,627) $16,169 $15,945 Net (gain) loss on securities transactions 108 (154) 52,352 (12) (12) Merger expenses 5,725 1,481 6,163 355 66 Loss on debt extinguishment - - - 1,361 - Day 2 Merger provision 6,099 - 6,228 - - Tax effect of adjustments (2,505) (279) (13,806) (358) (12) Core net income (loss) allocable to common stockholders $28,017 $24,230 $23,310 $17,515 $15,987           Total average assets $7,451,709 $6,141,284 $6,085,064 $5,206,950 $5,212,417 Total average stockholders' equity $841,838 $725,651 $715,319 $627,103 $605,917           Weighted Average Diluted Shares 21,262,009 19,235,412 19,129,726 17,651,298 17,666,834           Diluted earnings (loss) per share $0.80 $1.15 $(1.55) $0.86 $0.85 Core earnings (loss) per diluted share $1.32 $1.26 $1.21 $0.99 $0.90 Return on average assets (ROAA) annualized 0.92% 1.43% (1.93)% 1.18% 1.17% Core return on average assets annualized 1.52% 1.57% 1.51% 1.35% 1.24% Return on average equity (ROAE) 8.17% 12.07% (16.45)% 9.76% 10.07% Core return on average equity 13.41% 13.23% 12.47% 11.18% 10.69% ($ in thousands, except per share data)

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